                                                                  Exhibit 99(d)


                      FIRST DATA HEALTH SYSTEMS CORPORATION
                             HEALTH SERVICES BUSINESS
                               STATEMENT OF INCOME
            For the Period From January 1, 1995, Through June 17, 1995
                                ($ In Thousands)


Revenues
     Fee revenues, net                                                 $53,429

Expenses
     Human resources                                                    29,128
     Equipment, facilities, and data processing                          6,468
     Depreciation and amortization                                       3,824
     Travel and other expenses                                          10,949
                                                           --------------------
              Total                                                     50,369
                                                           --------------------

Operating income                                                         3,060

     Interest expense                                                    3,233
                                                           --------------------

Pretax loss                                                               (173)

     Income taxes                                                        1,433
                                                           --------------------

Net loss                                                               ($1,606)
                                                           --------------------
                                                           --------------------


The above Statement of Income includes all adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations. These statements should be read in conjunction with the financial statements and the notes thereto included in audited financial statements of the First Data Health Systems Corporation Health Services Business for the year ended
December 31, 1994.


                                    Page 4